GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(A Corporation in the Development Stage)

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Craig Dawson, Chief Financial Officer of Global Defense & National Security Systems, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2014
/s/ Craig Dawson
Craig Dawson
Chief Financial Officer
(principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.